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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 9, 2000
(Date of Report—date of earliest event reported)

Stonehaven Realty Trust
(Exact name of registrant as specified in charter)

Maryland	0-25074	39-6594066
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

4150 Olson Memorial Highway, Minneapolis, Minnesota 55422
(Address of principal executive offices)

(763) 398-1100
(Registrant's telephone number, including area code)

2550 University Avenue West, Suite 240
St. Paul, Minnesota 55114

4101 Dalhberg Drive, Golden Valley, Minnesota 55422
(Former Name and Addresses)

Item 4.  Change in Registrant's Certifying Accountants.

    On November 9, 2000, PricewaterhouseCoopers LLP ("PwC") resigned as the independent public accountants of Stonehaven Realty Trust (the "Company"). PwC reported only on the Company's December 31, 1999 financial statements. The Company's financial statements for the previous fiscal year-end of December 31, 1998 were reported on by Grant Thornton LLP. The change in the Company's independent accountants from Grant Thornton LLP to PricewaterhouseCoopers LLP was previously disclosed in a Form 8-K/A filing on January 6, 2000. As of the date of this report, the Company has not appointed a new independent accountant.

    PwC's report on the Company's financial statements for the year ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

    During the Company's most recent fiscal year and through November 9, 2000, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC would have caused them to make a reference to the subject matter of such disagreement in connection with their report.

    During the Company's most recent fiscal year and through November 9, 2000, PwC did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist.

    During the Company's most recent fiscal year and through November 9, 2000, PwC did not advise the Company that information had come to their attention that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management.

    During the Company's most recent fiscal year and through November 9, 2000, PwC did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that if further investigated may (i) materially impact the fairness or reliability of the previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may have prevented them from rendering an unqualified audit report on those financial statements), or (ii) caused them to be unwilling to rely on management's representations or be associated with the Company's financial statements and, due to PwC's resignation, or for any other reason, PwC did not so expand the scope of its audit or conduct such further investigations.

    During the Company's most recent fiscal year and through November 9, 2000, PwC did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering a fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to PwC's satisfaction, would have prevented them from rendering an unqualified audit report on those financial statements), and due to PwC's resignation, or for any other reason, the issue had not been resolved to PwC's satisfaction prior to their resignation.

    The Company has requested PwC to furnish the Company with a letter, addressed to the Commission, stating whether the PwC agrees or disagrees with the statements made by the Company under this item. PwC's letter is filed as an exhibit to this Form 8-K in accordance with paragraph (a)(3) of item 304 or Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

    (a)
    Not applicable.

    (b)
    Not applicable.

    (c)
    Exhibits.

  16
  Letter Regarding Change in Certifying Accountant

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 16, 2000

STONEHAVEN REALTY TRUST
By:	/s/ DUANE H. LUND Duane H. Lund, Chief Executive Officer

EXHIBIT INDEX

16	Letter Regarding Change in Certifying Accountant.

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SIGNATURES
EXHIBIT INDEX